                       [LETTERHEAD OF AFBA APPEARS HERE]
                          AFBA FIVE STARS SHARES(SM)
                            of M.S.D&T. Funds, Inc.




                                 Annual Report
                                 May 31, 1997

Dear Shareholder,

It is a pleasure to present the annual report for the AFBA Five Star Shares of M.S.D.&T. Funds, Inc. (the "Company") for the fiscal year ended May 31, 1997. The report includes financial information and fund synopsis for the Value Equity and Intermediate Fixed Income Funds.

Fiscal year 1997 proved to be rewarding for M.S.D.&T. Fund's shareholders as stock prices rose and interest rates, on balance, fell. This favorable backdrop served as the catalyst for investment returns exceeding their long-term averages for another year. The AFBA Five Star Shares of the M.S.D.&T. Value Equity Fund earned a total rate of return of 30.92% for the twelve month period ended May 31, 1997(1), outpacing the comparable 29.41% return on the Standard & Poor's 500 Index. The AFBA Five Star Shares of the M.S.D.&T. Intermediate Fixed Income Fund posted a total return of 6.80% for the fiscal year ended May 31, 1997(1), lagging somewhat its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index, which returned 7.38% for the fiscal year ended May 31, 1997.

The investment adviser anticipates a more challenging environment for the upcoming fiscal year. Domestic economic activity may experience growth above the Federal Reserve Bank's comfort level, widely perceived to be real GDP growth no greater than 2.5%. Although reported inflation remains well behaved, the central bank may choose to act in a preemptive manner and increase borrowing costs to inhibit potentially inflationary economic activity. Because traditional measures of stock market valuation such as the price/earnings, price/book and dividend yield ratios are at or near record levels, any increase in interest rates may threaten current multiples. This could put additional emphasis on earnings generation which should make stock selection critical. The adviser is also anticipating better business conditions from developed economies which should provide a favorable backdrop to most industrialized stock markets. However, a synchronized worldwide expansion may have a dampening effect on bond markets.

The pages that follow discuss the performance structure and strategy of each of the Funds, as well as providing a detailed list of assets held (2). We appreciate your investment in the M.S.D.&T. Funds and welcome any comments or questions regarding the Funds.

                                         Best Regards,

                                         Leslie B. Disharoon
                                         Chairman and President

Shares of M.S.D.&T. Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by Mercantile-Safe Deposit and Trust Company or AFBA Industrial Bank, their parent companies or affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal. AFBA Industrial Bank is a wholly-owned subsidiary of Armed Forces Benefit Service, Inc. and is not affiliated with AEGON USA, Mercantile-Safe Deposit and Trust Company, BISYS Fund Services, The Fifth Third Bank or State Street Bank and Trust Company.

(1) Total return and principal value of investments will fluctuate with market changes and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect, reinvestment of dividends and capital gains distributions as well as changes in share price. Fee waivers may result in higher total returns than would occur if full fees were charged. Past performance is not a guarantee of future results.


                                 Value Equity Fund   Intermediate Fixed Income
                                 -----------------   -------------------------
                                  (AFBA Five Star         (AFBA Five Star
                                  ---------------         ---------------
                                      Shares)                 Shares)
                                      -------                 -------
Total Return for the one year
       ended June 30, 1997             37.5%                    6.6%

Inception Date                        12/1/95                 12/1/95

Average Annual Total Return
 since inception to June 30, 1997      28.2%                    4.0%


(2)  The composition of the Funds' holdings is subject to change.

                        The M.S.D.&T. Value Equity Fund

For the fiscal year ended May 31, 1997, the AFBA Five Star Shares of the Value Equity Fund produced a total return of 30.92%. For the same period, the S&P 500 Index returned 29.41%.

For the third consecutive year, the U.S. equity market produced returns well in excess of the longer-term averages, reflecting an extremely positive economic climate. The U.S. position in world trading and financial markets has markedly improved. Many U.S. companies have become world suppliers while domestic interest rate, inflation, productivity, employment and economic policy factors have been supportive of superior financial market performance.

For the Value Equity Fund the domestic market's performance for large capitalization issues and, in particular, those with export market exposure has been beneficial. The Fund's concentration in companies and industries with prospects for superior earnings and dividend growth has led to above average results for the year.

The Fund has carried minimal cash reserves during the year and has remained well diversified in a blend of issues having both growth and value characteristics. The Fund's profile continues to show a higher dividend yield and a lower ratio of price to earnings than is present in the general market.



                  The M.S.D.&T. Intermediate Fixed Income Fund

The past fiscal year saw several dramatic shifts in bond investor psychology as the market grappled with such themes as 1) a booming economy, 2) an economic soft landing, 3) an overstated inflation rate, 4) a resurgent economy and 5) rising wage inflation - all within a twelve-month period. What became apparent by the Spring of 1997 was that the U.S. economy was still expanding above its trend rate and had just enjoyed its best combination of real growth and low inflation in a dozen years. Additionally, the Federal Reserve openly debated for most of the fiscal year whether or not to raise short-term interest rates in a pre-emptory strike against a rise in the inflation rate. With the unemployment rate below 5%, rising labor costs could start to squeeze corporate earnings and start a cyclical rise in the inflation rate. By the end of March, the Central Bank raised the overnight bank lending rates by 0.25% in the first of what we envision to be a series of tightening moves.

During the course of the fiscal year, ten-year Treasuries swung between a high yield of 7% and a low yield of 6%. However, by the end of the year, coupon Treasury yields had barely moved from their past year's levels, having declined 4 to 19 basis points. As such, total return was primarily affected by income yield. Additionally, sectors within the bond market that benefited from the strong economic growth, solid earnings and lowered volatility expectations also enjoyed yield spread compression. Lower quality corporate, near-the-money callable securities and mortgage-backed securities performed best. In fact, below investment grade bonds and emerging market debt enjoyed double digit returns.

The AFBA Five Star Shares of the Intermediate Fixed Income Fund returned a solid 6.80% for the fiscal year as income was supplemented with an increase in the NAV from $10.20 to $10.33. This performance was slightly behind the benchmark Lehman G/C Intermediate Index which returned 7.38%. The Fund is actively managed and the average maturity of the Fund had been extended during the first half of the fiscal year to lock in attractive yield levels. This was accomplished through investments in the Treasury market and some high quality corporate notes. However, during the second half of the fiscal year, the average maturity was reduced in order to mitigate the market value declines associated with a renewed rise in interest rates. By year end, the average life of the Fund stood at 3.7 years.

            Comparison of Change in Value of $10,000 Investment in M.S.D.&T. Value Equity Fund and the S&P 500 Stock Index

                           [LINE GRAPH APPEARS HERE]


                         VALUE EQUITY    S&P 500
                   -----------------------------------

                             AFBA        INDEX
                            ------      -------
                         VALUE OF $10K INVESTED
                --------------------------------------
                11/1/95         10,000    10,000
                12/1/95         10,184    10,193
                 1/1/96         10,284    10,540
                 2/1/96         10,379    10,638
                 3/1/96         10,424    10,740
                 4/1/96         10,604    10,898
                 5/1/96         10,775    11,179
                 6/1/96         10,768    11,222
                 7/1/96         10,359    10,726
                 8/1/96         10,597    10,952
                 9/1/96         11,029    11,568
                10/1/96         11,360    11,887
                11/1/96         12,293    12,786
                12/1/96         12,159    12,533
                 1/1/97         12,915    13,316
                 2/1/97         12,954    13,420
                 3/1/97         12,591    12,869
                 4/1/97         13,340    13,637
                 5/1/97         14,105    14,467

            Comparison of Change in Value of $10,000 Investment In
               M.S.D&T. Intermediate Fixed Income Fund and the
                      Lehman G/C Intermediate Bond Index

                           [LINE GRAPH APPEARS HERE]


                       MSD&T INTMD  LBKL INTMD
                          FIXED
                     --------------------------
                           AFBA         INDEX
                           ----         -----

                        VALUE OF $10K INVESTED
                --------------------------------
                11/1/95         10,000    10,000
                12/1/95         10,103    10,105
                 1/1/96         10,168    10,192
                 2/1/96         10,030    10,073
                 3/1/96          9,961    10,021
                 4/1/96          9,900     9,986
                 5/1/96          9,878     9,978
                 6/1/96          9,981    10,084
                 7/1/96         10,006    10,114
                 8/1/96         10,002    10,122
                 9/1/96         10,146    10,263
                10/1/96         10,329    10,444
                11/1/96         10,474    10,582
                12/1/96         10,391    10,515
                 1/1/97         10,417    10,556
                 2/1/97         10,430    10,576
                 3/1/97         10,365    10,503
                 4/1/97         10,483    10,627
                 5/1/97         10,548    10,715

The S&P 500 Stock Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of the performance of intermediate term government and corporate bonds.

The above indexes do not reflect the deduction of expenses associated with a mutual fund such as investment management fees.

The value of shares of the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                             M.S.D.&T. Funds, Inc.
                               VALUE EQUITY FUND
                            Statement of Net Assets
                                  May 31, 1997

                                                          Percentage of                      Number of
                                                           Net Assets                         Shares            Value
                                                           ----------                         ------            -----
COMMON STOCK                                                  97.4%
Airlines                                                       1.4%
Southwest Airlines Co.                                                                         76,700       $  1,975,025
                                                                                                            ------------
Banks                                                          7.6%
Barnett Banks, Inc.                                                                            32,000          1,684,000
CoreStates Financial Corp.                                                                     54,000          2,855,250
J.P. Morgan & Co.                                                                              27,000          2,902,500
Regions Financial Corp.                                                                        27,000          1,613,250
SunTrust Banks Inc.                                                                            36,000          1,921,500
                                                                                                            ------------
                                                                                                              10,976,500
                                                                                                            ------------
Beverages                                                      2.4%
Pepsico Inc.                                                                                   93,000          3,417,750
                                                                                                            ------------
Chemicals                                                      5.8%
Air Products & Chemicals Inc.                                                                  43,000          3,343,250
E.I. duPont deNemours & Co.                                                                    46,300          5,040,913
                                                                                                            ------------
                                                                                                               8,384,163
                                                                                                            ------------
Computer Equipment                                             4.5%
Hewlett-Packard Co.                                                                            59,400          3,059,100
International Business Machine Corp.                                                           40,000          3,460,000
                                                                                                            ------------
                                                                                                               6,519,100
                                                                                                            ------------
Computer Software                                              2.9%
AutoDesk Inc.                                                                                  24,000            933,000
Cicso Systems Inc.                                                                             24,000          1,626,000
Electronic Data Services Corp.                                                                 45,000          1,681,875
                                                                                                            ------------
                                                                                                               4,240,875
                                                                                                            ------------
Consumer Goods                                                 4.2%
Colgate Palmolive Co.                                                                          53,400          3,310,800
Procter & Gamble Co.                                                                           17,000          2,343,875
Rubbermaid, Inc.                                                                               15,600            434,850
                                                                                                            ------------
                                                                                                               6,089,525
                                                                                                            ------------
Electrical Equipment                                           4.8%
ABB AB American Depository Receipt                                                             15,000          2,042,813
General Electric Co.                                                                           56,000          3,381,000
Hubbell, Inc. "B"                                                                              33,800          1,537,900
                                                                                                            ------------
                                                                                                               6,961,713
                                                                                                            ------------
Electronics                                                    2.7%
Intel Corp.                                                                                    25,300          3,832,950
                                                                                                            ------------

Foods                                                          6.3%
CPC International, Inc.                                                                        22,000          1,892,000
Giant Food, Inc. "A"                                                                           73,500          2,420,906
McCormick & Co., Inc.                                                                          80,000          2,090,000
Nestle Registered American Depository Receipt                                                  43,900          2,730,813
                                                                                                            ------------
                                                                                                               9,133,719
                                                                                                            ------------
Industrial Goods                                               4.1%
Corning Inc.                                                                                   71,000          3,576,625
PPG Industries Inc.                                                                            40,500          2,354,063
                                                                                                            ------------
                                                                                                               5,930,688
                                                                                                            ------------
Insurance                                                      7.9%
Chubb Corp.                                                                                    55,000          3,355,000
General RE Corp.                                                                               10,000          1,752,500
Jefferson Pilot Corp.                                                                          25,000          1,590,625
Lincoln National Corp.                                                                         32,100          1,954,088
Unum Corp.                                                                                     34,500          2,729,813
                                                                                                            ------------
                                                                                                              11,382,026
                                                                                                            ------------
Iron/Steel                                                     1.2%
Worthington Industries Inc.                                                                    93,000          1,720,500
                                                                                                            ------------
Machinery & Heavy Equipment                                    3.9%
Caterpillar, Inc.                                                                              27,000          2,635,875
Illinois Tool Works, Inc.                                                                      60,000          2,977,500
                                                                                                            ------------
                                                                                                               5,613,375
                                                                                                            ------------
Manufacturing                                                  1.6%
Eastman Kodak Co.                                                                              27,000          2,237,625
                                                                                                            ------------
Medical Instruments & Supplies                                 3.0%
Johnson & Johnson                                                                              73,000          4,370,875
                                                                                                            ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                               VALUE EQUITY FUND
                      Statement of Net Assets - Concluded
                                  May 31, 1997

                                                          Percentage of                      Number of
                                                           Net Assets                         Shares            Value
                                                           ----------                         ------            -----
COMMON STOCK - Continued
Natural Gas                                                    1.2%
Questar Corp.                                                                                 45,400         $  1,781,950
                                                                                                             ------------

Oil Equipment & Services                                       3.6%
Halliburton Co.                                                                               22,922            1,773,590
Quaker State Corp.                                                                            40,000              605,000
Schlumberger Ltd. American Depository Receipt                                                 23,300            2,775,613
                                                                                                             ------------
                                                                                                                5,154,203
                                                                                                             ------------
Paper & Forest Products                                        1.6%
Westvaco Corp.                                                                                72,300            2,259,375
                                                                                                             ------------

Petroleum                                                      6.1%
Amoco Corp.                                                                                   29,725            2,656,672
Atlantic Richfield Co.                                                                        19,850            2,888,175
Exxon Corp.                                                                                   55,000            3,258,750
                                                                                                             ------------
                                                                                                                8,803,597
                                                                                                             ------------
Pharmaceuticals                                                8.0%
Bristol-Myers Squibb Co.                                                                      63,000            4,622,625
Covance, Inc.                                                                                 17,100              318,487
Pfizer Inc.                                                                                   39,400            4,053,275
Warner Lambert Co.                                                                            25,000            2,518,750
                                                                                                             ------------
                                                                                                               11,513,137
                                                                                                             ------------
Retail Department Stores                                       2.7%
May Department Stores Co.                                                                     41,300            1,946,262
Wal-Mart Stores, Inc.                                                                         65,000            1,933,750
                                                                                                             ------------
                                                                                                                3,880,012
                                                                                                             ------------
Technology                                                     2.3%
Motorola, Inc.                                                                                50,000            3,318,750
                                                                                                             ------------

Telecommunications                                             3.0%
Ericsson (LM) Tel - American Depository Receipt                                               24,000              855,000
GTE Corp.                                                                                     28,500            1,257,562
Lucent Technologies Inc.                                                                      34,059            2,167,003
                                                                                                             ------------
                                                                                                                4,279,565
                                                                                                             ------------
Tobacco                                                        2.7%
Philip Morris Inc.                                                                            90,000            3,960,000
                                                                                                             ------------

Utilities-Telephone                                            1.9%
MCI Communications Corp.                                                                      72,300            2,774,512
                                                                                                             ------------
     TOTAL COMMON STOCK
        (Cost $94,143,657)                                                                                    140,511,510
                                                                                                             ------------

                                                                                                Par
                                                                          Maturity             (000)
                                                                          --------             -----
REPURCHASE AGREEMENT                                           3.7%
Goldman Sachs & Co. (Agreement dated 5/30/97 to be
repurchased at $5,274,475, collateralized by $4,835,000
(Value $5,418,201) U.S. Treasury Notes, 7.875%, due
2/15/21)
  5.38%                                                                   06/02/97           $ 5,272            5,272,111
                                                                                                             ------------
     TOTAL REPURCHASE AGREEMENT
      (Cost $5,272,111)                                                                                         5,272,111
                                                                                                             ------------
TOTAL INVESTMENTS IN SECURITIES
(Cost $99,415,768*)                                          101.1%                                           145,783,621

LIABILITIES IN EXCESS OF OTHER ASSETS                         (1.1)%                                           (1,538,427)
                                                             ------                                          ------------
NET ASSETS                                                   100.0%                                          $144,245,194
                                                             =====                                           ============
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE:
          Institutional Shares
            ($142,452,042/7,805,540)                                                                           $18.25
                                                                                                               ======
          AFBA Five Star Shares
            ($1,793,152/98,400)                                                                                $18.22
                                                                                                               ======

------------------------

 * Cost for Federal income tax purposes is $99,486,926. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:


               Excess of value over tax cost.....   $46,755,295
               Excess of tax cost over value.....   $  (458,600)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         INTERMEDIATE FIXED INCOME FUND
                            Statement of Net Assets
                                  May 31, 1997

                                                Percentage of                  Par
                                                 Net Assets      Maturity     (000)     Value
                                                 ----------      --------    ------   ----------
AGENCY OBLIGATIONS                                  14.9%
Federal Home Loan Bank                               2.2%
Debentures
 6.34%                                                           06/13/05    $1,000   $  965,280
                                                                                      ----------

Federal Home Loan Mortgage Corp.                     0.3%
Mortgage Backed Securities
 6.50%  (Pool #E00201)                                           03/01/08       152      148,460
                                                                                      ----------

Federal National Mortgage Association                4.3%
Medium Term Notes
 6.08%                                                           09/03/03       500      482,090

Mortgage Backed Securities
 6.00%  (Pool #227994)                                           07/01/08       690      660,020
 7.50%  (Pool #282608)                                           05/01/09       722      729,780
                                                                                      ----------
                                                                                       1,871,890
                                                                                      ----------
Government National Mortgage Association             8.1%
Mortgage Backed Securities
 8.00%  (Pool #308751)                                           11/15/06       232      238,616
 8.00%  (Pool #312726)                                           12/15/06        28       28,356
 8.00%  (Pool #319511)                                           12/15/06        76       78,233
 6.50%  (Pool #351994)                                           12/15/08       209      205,254
 6.50%  (Pool #359462)                                           01/15/09       237      231,856
 6.00%  (Pool #372668)                                           01/15/09       813      779,144
 8.00%  (Pool #389481)                                           04/15/09       254      261,636
 8.00%  (Pool #401484)                                           11/15/09       816      839,172
 6.00%  (Pool #410492)                                           01/15/11       156      149,167
 6.00%  (Pool #410497)                                           02/15/11       763      731,716
                                                                                      ----------
                                                                                       3,543,150
                                                                                      ----------
  TOTAL AGENCY OBLIGATIONS
   (Cost $6,630,163)                                                                   6,528,780
                                                                                      ----------

CORPORATE BONDS                                     12.2%
Beverages                                            0.5%
Coca-Cola Co., Inc.
 7.875% (Aa3, AA)                                                09/15/98       200      204,526
                                                                                      ----------

Chemicals                                            0.5%
E.I. duPont de Nemours & Co.
 6.00% (Aa3, AA-)                                                12/01/01       250      242,187
                                                                                      ----------

Finance                                              2.9%
Norwest Financial, Inc.
 6.125% (Aa3, AA-)                                               08/01/03       300      287,625
 6.375% (Aa3, AA-)                                               11/15/03     1,000      972,500
                                                                                      ----------
                                                                                       1,260,125
                                                                                      ----------
Foods                                                0.6%
Kellogg Co.
 5.90% (Aa1, AA)                                                 07/15/97       250      250,041
                                                                                      ----------

Pharmaceuticals                                      1.1%
SmithKline Beecham, PLC, Medium Term Notes
 6.625% (Aa3/A+)                                                 10/01/01       500      496,875
                                                                                      ----------

Retail Department Stores                             0.6%
Wal-Mart Stores, Inc.
 5.50% (Aa2, AA)                                                 09/15/97       250      249,880
                                                                                      ----------

Utilities - Electric                                 2.2%
Wisconsin Electic Power Co.
 6.625% (Aa3/AA)                                                 11/15/06     1,000      967,500
                                                                                      ----------

Utilities - Gas                                      2.7%
Consolidated Natural Gas Co.
 5.75% (A1, AA-)                                                 08/01/03       475      448,281
Northern Illinois Gas Co.
 5.875% (Aa1, AA)                                                05/01/00       500      486,875
Wisconsin Natural Gas Co.
 6.125% (Aa3, AA)                                                09/01/97       260      260,000
                                                                                      ----------
                                                                                       1,195,156
                                                                                      ----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         INTERMEDIATE FIXED INCOME FUND
                      Statement of Net Assets - Continued
                                  May 31, 1997

                                            Percentage of                Par
                                             Net Assets      Maturity   (000)       Value
                                             ----------      --------   ------   -----------
CORPORATE BONDS - Continued
Utilities - Telephone                           1.1%
New England Telephone & Telegraph Co.
 5.05% (Aa2, AA)                                             10/01/98   $  500   $   493,125
                                                                                 -----------
  TOTAL CORPORATE BONDS**
   (Cost $5,484,737)                                                               5,359,415
                                                                                 -----------

ASSET BACKED SECURITIES                         2.3%
Ford Credit Auto Owner Trust
 6.750% (Aaa, AAA-)                                          09/15/00    1,000     1,005,480
                                                                                 -----------
  TOTAL ASSET BACKED SECURITIES
   (Cost $1,010,546)                                                               1,005,480
                                                                                 -----------

U.S. TREASURY OBLIGATIONS                      51.6%
U.S. Treasury Notes
 7.375%                                                      11/15/97    1,000     1,007,740
 5.875%                                                      04/30/98      500       500,160
 7.125%                                                      10/15/98    1,000     1,013,940
 5.50%                                                       11/15/98    2,000     1,984,820
 5.125%                                                      12/31/98    1,000       986,330
 5.00%                                                       01/31/99    1,000       982,900
 7.00%                                                       04/15/99    1,000     1,014,500
 6.50%                                                       04/30/99    1,000     1,005,780
 6.875%                                                      07/31/99    1,000     1,012,740
 5.75%                                                       10/31/00    1,500     1,470,870
 5.50%                                                       12/31/00    1,000       970,600
 5.625%                                                      02/28/01      600       584,094
 6.25%                                                       04/30/01    1,000       992,760
 7.50%                                                       11/15/01      450       467,307
 6.25%                                                       02/15/03      300       296,016
 7.25%                                                       05/15/04    2,600     2,695,810
 7.25%                                                       08/15/04    2,300     2,382,915
 7.875%                                                      11/15/04    1,000     1,072,840
 7.50%                                                       02/15/05    1,100     1,156,155
 7.00%                                                       07/15/06    1,000     1,021,470
                                                                                 -----------
  TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $22,445,450)                                                             22,619,747
                                                                                 -----------

COMMERCIAL PAPER                                6.8%
Chemicals                                       2.3%
E.I. duPont de Nemours & Co.
 5.50%                                                       06/17/97    1,000       997,555
                                                                                 -----------
Consumer Goods                                  2.2%
Procter & Gamble Co.
 5.50%                                                       06/18/97    1,000       997,403
                                                                                 -----------
Finance                                         2.3%
Nestle Capital Corp.
 5.47%                                                       06/18/97    1,000       997,417
                                                                                 -----------
  TOTAL COMMERCIAL PAPER
   (Cost $2,992,375)                                                               2,992,375
                                                                                 -----------
REPURCHASE AGREEMENTS                           8.9%
Goldman, Sachs & Co.
(Agreement dated 5/30/97 to be repurchased
at $1,959,814 collateralized by $1,595,000
(Value $2,011,807) U.S. Treasury Notes,
11.125%, due 8/15/03)
 5.38%                                                       06/02/97    1,959     1,958,936
Merrill Lynch Government Securities, Inc.
(Agreement dated 5/30/97 to be repurchased
at $1,959,819 collateralized by $1,975,000
(Value $2,000,760) U.S. Treasury Notes,
6.125%, due 3/31/98)
 5.40%                                                       06/02/97    1,959     1,958,937
                                                                                 -----------
     TOTAL REPURCHASE AGREEMENTS
      (Cost $3,917,873)                                                            3,917,873
                                                                                 -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         INTERMEDIATE FIXED INCOME FUND
                      Statement of Net Assets - Concluded
                                  May 31, 1997


                                  Percentage of       Number of
                                   Net Assets          Shares         Value
                                   ----------          ------         -----
INVESTMENT COMPANY                    2.3%
Goldman Sachs Financial
 Square Prime Obligations Fund                        1,000,000   $ 1,000,000
                                                                  -----------
     TOTAL INVESTMENT COMPANY
      (Cost $1,000,000)                                             1,000,000
                                                                  -----------

TOTAL INVESTMENTS IN SECURITIES
 (Cost $43,481,144*)                 99.0%                         43,423,670

OTHER ASSETS IN EXCESS OF
 LIABILITIES                          1.0%                            424,985
                                    -----                         -----------

NET ASSETS                          100.0%                        $43,848,655
                                    =====                         ===========

NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE:
     Institutional Shares
       ($43,009,448 / 4,171,415)                                   $10.31
                                                                   ======
     AFBA Five Star Shares
       ($839,207 / 81,256)                                         $10.33
                                                                   ======

----------------------------

* Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

              Excess of value over tax cost........ $   372,639
              Excess of tax cost over value........ $  (430,113)


** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1997. These ratings are not covered by the Report of Independent Accountants.


                See Accompanying Notes to Financial Statements.

                            M.S.D.&T.  Funds, Inc.
                           Statements of Operations
                        For the Year Ended May 31, 1997

                                                                      Intermediate
                                                   Value Equity       Fixed Income
                                                       Fund               Fund
                                                  --------------     --------------
INVESTMENT INCOME:
  Interest                                              $195,217         $2,794,747
  Dividends                                            2,496,932                ---
                                                  --------------      -------------
     TOTAL INVESTMENT INCOME                           2,692,149          2,794,747
                                                  --------------      -------------

EXPENSES:
  Investment advisory fees                               717,042            154,692
  Administration fees                                    149,384             55,247
  Accounting agent fees                                   57,338             27,402
  Custodian fees                                          14,911             10,352
  Directors' fees                                          5,119              2,128
  Transfer agent fees                                     40,046             29,388
  Legal                                                   22,935              8,707
  Audit                                                   15,044              5,820
  Registration fees                                       11,682              7,196
  Pricing service fees                                     2,008              6,612
  Other                                                   35,418             25,588
                                                   -------------      -------------
                                                       1,070,927            333,132
  Fees waived by Investment Adviser                     (175,151)           (60,993)
  Fees waived by Administrator                           (20,468)            (4,871)
                                                   -------------      -------------
     TOTAL EXPENSES                                      875,308            267,268
                                                   -------------      -------------
NET INVESTMENT INCOME                                  1,816,841          2,527,479
                                                   -------------      -------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) from investments            4,813,430             93,259
  Net unrealized appreciation
     (depreciation) on investments                    27,165,348            418,032
                                                   -------------      -------------
  Net gain (loss) on investments                      31,978,778            511,291
                                                   -------------      -------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                                    $33,795,619         $3,038,770
                                                   =============      =============

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                                                                                     Intermediate    Intermediate
                                                         Value           Value          Fixed           Fixed
                                                      Equity Fund     Equity Fund    Income Fund     Income Fund
                                                        For the         For the        For the         For the
                                                      Year Ended      Year Ended      Year Ended      Year Ended
                                                     May 31, 1997    May 31, 1996    May 31, 1997    May 31, 1996
                                                     ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN
   NET ASSETS:
Operations:
   Net investment income                               $1,816,841      $2,385,328     $2,527,479      $2,448,392
   Net realized gain (loss)                             4,813,430       3,132,449         93,259         (58,107)
       on investments
   Net increase (decrease) in
       unrealized appreciation
       (depreciation) on investments                   27,165,348      10,331,201        418,032      (1,034,652)
                                                     ------------    ------------    -----------     -----------
   Net increase (decrease) in net
       assets resulting from operations                33,795,619      15,848,978      3,038,770       1,355,633
                                                     ------------    ------------    -----------     -----------
Distributions to shareholders from:
   Net investment income
       Institutional Class
        ($.25, $.35, $.59, and $.59 per
        share, respectively)                           (1,864,057)     (2,496,063)    (2,489,799)     (2,444,640)
       AFBA Five Star Class
        ($.21, $.10, $.55 and $.28 per
        share, respectively)                              (14,126)           (375)       (37,680)         (3,752)
   Net realized capital gains
       Institutional Class
        ($.50, $.71, $.00, and $.00 per
        share, respectively)                           (3,679,018)     (4,969,957)           ---             ---
       AFBA Five Star Class
        ($.50, $.00, $.00 and $.00 per
        share, respectively)                              (43,603)            ---            ---             ---
                                                     ------------    ------------    -----------     -----------
          Total distributions to
             shareholders                              (5,600,804)     (7,466,395)    (2,527,479)     (2,448,392)
                                                     ------------    ------------    -----------     -----------
Capital Share Transactions:
   Proceeds of shares sold
       Institutional Class                             25,654,867      23,438,948      8,581,841      12,256,511
       AFBA Five Star Class                             1,121,207         316,761        469,598         354,044
   Cost of shares redeemed
       Institutional Class                            (21,862,834)    (20,452,056)   (11,437,189)    (12,858,524)
       AFBA Five Star Class                               (43,474)           (100)       (13,985)         (2,093)
   Value of shares issued in
       reinvestment of dividends
       Institutional Class                              3,559,863       4,599,394      1,258,860       1,138,177
       AFBA Five Star Class                                57,462             369         30,173             949
                                                     ------------    ------------    -----------     -----------
Increase (decrease) in net assets
   derived from capital share
   transactions                                         8,487,091       7,903,316     (1,110,702)        889,064
                                                     ------------    ------------    -----------     -----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                                       36,681,906      16,285,899       (599,411)       (203,695)
NET ASSETS:
   Beginning of period                                107,563,288      91,277,389     44,448,066      44,651,761
                                                     ------------    ------------    -----------     -----------
   End of period                                     $144,245,194    $107,563,288    $43,848,655     $44,448,066
                                                     ============    ============    ===========     ===========

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                               VALUE EQUITY FUND
                       -------------------------------------------------------------------------------------------------------------
                                             INSTITUTIONAL SHARES                                      AFBA FIVE STAR SHARES
                       -----------------------------------------------------------------------   -----------------------------------
                                                                                                   FOR THE         FOR THE PERIOD
                                             FOR THE YEARS ENDED                                  YEAR ENDED    DECEMBER 31, 1995(1)
                       MAY 31, 1997  MAY 31, 1996   MAY 31, 1995   MAY 31, 1994   MAY 31, 1993   MAY 31, 1997     TO MAY 31, 1996
                       ------------  ------------   ------------   ------------   ------------   ------------   --------------------
Net Asset Value,
 Beginning of Period...  $  14.58      $  13.42       $ 12.14        $ 12.39        $ 11.36        $ 14.56             $13.61
                         --------      --------       -------        -------        -------        -------             ------
Income From Investment
 Operations:
 Net Investment
  Income...............      0.74          0.33          0.35           0.29           0.29           0.62               0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments..........      3.68          1.89          1.55          (0.18)          1.13           3.75               0.91
                         --------      --------       -------        -------        -------        -------             ------
   Total From
    Investment
    Operations.........      4.42          2.22          1.90           0.11           1.42           4.37               1.05
                         --------      --------       -------        -------        -------        -------             ------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income....     (0.25)        (0.35)        (0.34)         (0.28)         (0.30)         (0.21)             (0.10)
 Distributions to
  Shareholders from Net
  Capital Gains........     (0.50)        (0.71)        (0.28)         (0.08)         (0.09)         (0.50)              0.00
                         --------      --------       -------        -------        -------        -------             ------
   Total
    Distributions......     (0.75)        (1.06)        (0.62)         (0.36)         (0.39)         (0.71)             (0.10)
                         --------      --------       -------        -------        -------        -------             ------
Net Asset Value, End of
 Period................  $  18.25      $  14.58       $ 13.42        $ 12.14        $ 12.39        $ 18.22             $14.56
                         ========      ========       =======        =======        =======        =======             ======
-----------------------------------------------------------------------------------------------------------------------------------
Total Return...........     31.26%        17.24%        16.22%          0.87%         12.87%         30.92%              7.72%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data
 Net Assets, End of
  Period (000).........  $142,452      $107,233       $91,277        $53,240        $46,754        $ 1,793             $  330
 Ratio of Expenses to
  Average Net Assets...     0.73%(2)       0.73%(2)      0.73%(2)       0.68%(2)       0.68%(2)       0.98%(3)           0.98%(3)(4)
 Ratio of Net Income to
  Average Net Assets...      1.52%         2.38%         2.99%          2.41%          2.68%          1.74%              2.36%(4)
Portfolio turnover
 rate..................     27.10%        45.15%        33.26%         61.16%         11.99%         27.10%             45.15%
Average commission rate
 paid(5)...............   $0.0625                                                                  $0.0625

--------
(1)Commencement of public offering.
(2) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1997. May 31, 1996, May 31, 1995, May 31, 1994, and May 31, 1993, would have been 0.89%,
    0.89%, 0.89%, 0.87%, and 0.88%, respectively.
(3) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the year ended May 31, 1997 and the pe-riod ended May 31, 1996 would have been 1.15% and 1.15%, (annualized), re-spectively.
(4) Annualized.
(5) Average commission rate paid on securities purchased and sold. Disclosure is required for fiscal years beginning on or after September 1, 1995.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                         INTERMEDIATE FIXED INCOME FUND
                        ------------------------------------------------------------------------------------------------------------
                                              INSTITUTIONAL SHARES                                      AFBA FIVE STAR SHARES
                        ------------------------------------------------------------------------   ---------------------------------
                                                                                                     FOR THE       FOR THE PERIOD
                                              FOR THE YEARS ENDED                                   YEAR ENDED   DECEMBER 1, 1995(1)
                        MAY 31, 1997   MAY 31, 1996   MAY 31, 1995   MAY 31, 1994   MAY 31, 1993   MAY 31, 1997    TO MAY 31, 1996
                        ------------   ------------   ------------   ------------   ------------   ------------  -------------------
Net Asset Value,
 Beginning of Period....  $ 10.19        $ 10.43        $ 10.10        $ 10.55        $ 10.31         $10.20           $10.61
                          -------        -------        -------        -------        -------         ------           ------
Income From Investment
 Operations:
 Net Investment Income..     0.59           0.59           0.56           0.50           0.56           0.55             0.28
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     0.12          (0.24)          0.33          (0.39)          0.24           0.13            (0.41)
                          -------        -------        -------        -------        -------         ------           ------
   Total From Investment
    Operations..........     0.71           0.35           0.89           0.11           0.80           0.68            (0.13)
                          -------        -------        -------        -------        -------         ------           ------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income.....    (0.59)         (0.59)         (0.56)         (0.50)         (0.56)         (0.55)           (0.28)
 Distributions to
  Shareholders from Net
  Capital Gains.........       --             --             --          (0.06)            --             --               --
                          -------        -------        -------        -------        -------         ------           ------
   Total Distributions..    (0.59)         (0.59)         (0.56)         (0.56)         (0.56)         (0.55)           (0.28)
                          -------        -------        -------        -------        -------         ------           ------
Net Asset Value, End of
 Period.................  $ 10.31        $ 10.19        $ 10.43        $ 10.10        $ 10.55         $10.33           $10.20
                          =======        =======        =======        =======        =======         ======           ======
-----------------------------------------------------------------------------------------------------------------------------------
Total Return............     7.12%          3.38%          9.13%          0.94%          7.94%          6.80%           (1.23)%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........  $43,010        $44,102        $44,652        $35,008        $28,078         $  839           $  346
 Ratio of Expenses to
  Average Net Assets....     0.60%(2)       0.60%(2)       0.60%(2)       0.55%(2)       0.55%(2)       0.90%(3)         0.90%(3)(4)
 Ratio of Net Income to
  Average Net Assets....     5.72%          5.66%          5.56%          4.75%          5.32%          5.43%            5.50%(4)
Portfolio turnover
 rate...................    20.92%         52.79%         22.01%         48.58%         12.29%         20.92%           52.79%

--------
(1) Commencement of public offering.
(2) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1997, May 31, 1996, May 31, 1995, May 31, 1994, and May 31, 1993 would have been 0.75%,
    0.72%, 0.70%, 0.66%, and 0.64%, respectively.
(3) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the year ended May 31, 1997 and the pe-riod ended May 31, 1996 would have been 1.05% and 1.06%, (annualized), re-spectively.
(4) Annualized.

                See Accompanying Notes to Financial Statements.

                            M.S.D. & T. Funds, Inc.
                         Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

  M.S.D. & T. Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company authorize the Board of Directors to issue up to ten billion shares, having a par value of $.001 per share. The Company is a series fund which is currently authorized to issue ten classes of common stock, which represent interests of eight investment portfolios: the Prime Money Market Fund (Class A), the Government Money Market Fund (Class B), the Tax-Exempt Money Market Fund (Class C), the Tax-Exempt Money Market Fund (Trust) (Class D), the Value Equity Fund (Class E and Class E - Special Series 1), the Intermediate Fixed Income Fund (Class F and Class F - Special Series 1), the Maryland Tax-Exempt Bond Fund (Class G) and the International Equity Fund (Class H). Class E shares (Institutional Shares) and Class E - Special Series 1 shares (AFBA Five Star Shares) of the Value Equity Fund and Class F shares (Institutional Shares) and Class F - Special Series 1 shares (AFBA Five Star Shares) of the Intermediate Fixed Income Fund represent equal pro rata interests in the respective Fund and bear the same fees and expenses, except that AFBA Five Star Shares of a Fund bear the fees that are payable under a Service Plan (the "Service Plan") adopted by the Board of Directors and each class bears certain class specific expenses. The financial statements herein relate only to the Value Equity Fund and the Intermediate Fixed Income Fund (the "Funds").

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A) Security Valuation: Investments held by the Value Equity Fund and Intermediate Fixed Income Fund are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued at the mean of the most recent available quoted bid and asked prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and asked prices provided by investment dealers. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates fair value. The net asset value per share of each Fund will fluctuate as the values of their respective investment portfolios change.

B) Security Transactions and Investment Income: Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Company accounts separately for the assets , liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general expenses of the Company are allocated among the Funds based on relative net assets. The investment income and expenses (other than the expenses incurred under the Service Plan and class specific expenses) and realized and unrealized gains and losses on the investments are allocated to the separate classes of shares of each Fund based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

C) Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly to shareholders of the Intermediate Fixed Income Fund and are declared and paid quarterly to shareholders of the Value Equity Fund. Any net realized capital gains are distributed annually.

D) Federal Income Taxes: Each of the Funds is a separate taxable entity and intends to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

E) Repurchase Agreements: The Value Equity Fund and Intermediate Fixed Income Fund may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily.

                            M.S.D. & T. Funds, Inc.
                   Notes to Financial Statements - Continued

2. INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

  Mercantile-Safe Deposit and Trust Company ("Mercantile") provides investment advisory and administration services to each Fund pursuant to Investment Advisory Agreements and an Administration Agreement. For its services as Adviser, Mercantile receives an advisory fee computed daily and payable monthly at an annual rate of .60% of the average daily net assets of the Value Equity Fund and .35% of the average daily net assets of the Intermediate Fixed Income Fund. For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of .125% of the average daily net assets of each Fund. Mercantile may, at its discretion, voluntarily waive any portion of its advisory fee or its administration fee for any Fund.

  Under the Service Plan with respect to AFBA Five Star Shares, institutions ("Service Organizations") agree to provide support services to their clients who are the beneficial owners of AFBA Five Star Shares of the Value Equity and Intermediate Fixed Income Funds. For these services, the Funds agree to pay the Service Organizations an annual rate of .25% of the average daily net assets of each Fund's outstanding AFBA Five Star Shares.

  Shares in each Fund are sold on a continuous basis without a sales load by the Company's distributor, BISYS Fund Services ("the Distributor"). The Distributor receives no fee for these services.

  Each director of the Company receives from the Company an annual fee of $3,500 and a fee of $1,625 for each Board meeting attended and is reimbursed for all out-of-pocket expenses relating to attendance at meetings. Officers of the Company do not receive compensation from the Company for serving as officers. No person who is a director, officer or employee of the Adviser serves as a director, officer or employee of the Company. During the year ended May 31, 1997, the Funds paid legal fees to a law firm, a partner of which serves as Secretary of the Company.


3.  NET ASSETS

    At May 31, 1997, net assets consisted of the following:

                                             Value      Intermediate
                                             Equity     Fixed Income
                                              Fund          Fund
                                        --------------  ------------
Capital Paid-In
   Institutional Class                    $ 94,213,205   $43,142,304
   AFBA Five Star Class                      1,452,225       838,686
Accumulated Realized Gain (Loss) on
   Investments                               1,889,447       (79,690)
Net Unrealized Appreciation
   (Depreciation) on Investments            46,367,853       (57,474)
Undistributed Net Investment Income
   (Distribution in Excess of Net
   Investment Income)                          322,464         4,829
                                        --------------  ------------
                                          $144,245,194   $43,848,655
                                        ==============  ============

4.  PURCHASES & SALES OF SECURITIES

    For the year ended May 31, 1997, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

                                                           U.S.         U.S.
                                                        Government   Government
                             Purchases *    Sales *     Purchases       Sales
                             -----------  -----------   ----------   ----------
Value Equity Fund            $35,139,214  $28,919,627            $0   $2,761,550
Intermediate Fixed Income
 Fund                          3,515,501      763,795     5,004,063   16,295,867

* (excluding short-term and U.S. Government securities)

                            M.S.D. & T. Funds, Inc.
                   Notes to Financial Statements - Concluded

5.  CAPITAL STOCK

    Transactions in shares of the Company are summarized as follows:

                                                                    Value Equity Fund
                                        -----------------------------------------------------------------------------------
                                             Institutional Shares                         AFBA Five Star Shares
                                        -----------------------------        ----------------------------------------------
                                          For the Year   For the Year             For the Year              For the Period
                                             Ended          Ended                     Ended                     Ended
                                          May 31, 1997   May 31, 1996             May 31, 1997               May 31, 1996
                                        -----------------------------        ----------------------------------------------
Shares Sold                                  1,678,124      1,678,924                   74,788                      22,663
Shares Redeemed                             (1,464,735)    (1,459,804)                  (2,711)                         (7)
Shares Reinvested                              226,513        335,598                    3,642                          25
                                        -----------------------------        -----------------             ----------------
Net Increase (Decrease) in Shares .            448,902        554,718                   75,719                      22,681
Shares Outstanding:
    Beginning of Period                      7,356,638      6,801,920                   22,681                         ---
                                        -----------------------------        -----------------            -----------------
    End of Period                            7,805,540      7,356,638                   98,400                      22,681
                                        =============================        =================            =================
                                                             Intermediate Fixed Income Fund
                                        -----------------------------------------------------------------------------------
                                             Institutional Shares                       AFBA Five Star Shares
                                        -------------------------------------  --------------------------------------------
                                          For the Year   For the Year           For the Year              For the Period
                                             Ended          Ended                   Ended                     Ended
                                          May 31, 1997   May 31, 1996           May 31, 1997               May 31, 1996
                                        -----------------------------        ----------------------------------------------
Shares Sold                                    843,216      1,170,604                   45,744                     34,055
Shares Redeemed                             (1,121,470)    (1,232,150)                  (1,349)                      (204)
Shares Reinvested                              122,208        108,696                    2,918                         92
                                        -----------------------------        -----------------           ------------------
Net Increase (Decrease) in Shares .           (156,046)        47,150                   47,313                     33,943
Shares Outstanding:
    Beginning of Period                      4,327,461      4,280,311                   33,943                        ---
                                        -----------------------------        -----------------            ----------------
    End of Period                            4,171,415      4,327,461                   81,256                     33,943
                                        =============================        =================            ================

6.  CAPITAL LOSS CARRYOVERS

     At May 31, 1997, the following Funds had capital loss carryovers:.


                                                       Capital Loss         Expiration
                                                        Carryover              Year
                                                        ---------              ----
         Intermediate Fixed Income Fund                 $  79,690      2003 through 2005

  The capital loss carryovers are available to offset possible future capital gains, if any, of the Fund.

7.  SUBSEQUENT EVENT - TERMINATION OF AFBA FIVE STAR SHARES

  On June 5, 1997, the Board of Directors of the Company approved the termination of the offering of AFBA Five Star Shares of the Value Equity and Intermediate Fixed Income Funds. Specifically, the Board approved that (i) as of the close of business on June 6, 1997, AFBA Five Star Shares of the Funds would no longer be offered to new investors, provided, however, that existing holders of AFBA Five Star Shares may continue to purchase and redeem such Shares, and will continue to receive dividends and distributions in additional AFBA Five Star Shares if they have so elected, until August 8, 1997; and (ii) as of the close of business on August 8, 1997, all outstanding AFBA Five Star Shares of a Fund will be automatically exchanged for Institutional Shares of the same Fund at net asset value without payment of any exchange fee.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of M.S.D.&T. Funds, Inc.

     We have audited the accompanying statements of net assets of M.S.D.&T. Funds, Inc. (Value Equity Fund and Intermediate Fixed Income Fund) as of May 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of M.S.D.&T. Funds, Inc. (Value Equity Fund and Intermediate Fixed Income Fund) as of May 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
July 18, 1997

                           IMPORTANT TAX INFORMATION
                                  (Unaudited)

During the fiscal year ended May 31, 1997:

    24.5% of the distributions paid by the Value Equity Fund were derived from net investment income and short-term capital gains and are taxable as ordinary income and 75.5% were derived from long term capital gains and are taxable at the long term capital gain rate. Of such distributions derived from net investment income and short-term capital gains, 100% qualify for the dividends received deduction available to corporate shareholders.

    100.0% of the distributions paid by the Intermediate Fixed Income Fund were derived from net investment income and short-term capital gains and are taxable as ordinary income.



Investment Adviser and Administrator:

[LETTERHEAD OF MERCANTILE-SAFE DEPOSIT & TRUST COMPANY APPEARS HERE]

MERCANTILE-SAFE DEPOSIT & TRUST COMPANY
Affiliate Mercantile Bankshares Corporation
Baltimore, Maryland

Custodian:
Fifth Third Bank
Cincinnati, Ohio

Transfer Agent:
BISYS Fund Services Ohio, Inc.
Columbus, Ohio

Distributor:
BISYS Fund Services
Columbus, Ohio

AFBA Industrial Bank is a wholly-owned subsidiary of Armed Forces Benefit Services, Inc. AFBA Industrial Bank is not affiliated with AEGON USA, Mercantile-Safe Deposit and Trust, BISYS Fund Services Ohio, Inc., BISYS Fund Services or Fifth Third Bank.

This report is submitted for the general information of the shareholders of the AFBA Five Star Shares of the M.S.D.&T. Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by the current Prospectus.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Mercantile-Safe Deposit and Trust Co. or AFBA Industrial Bank, their parent companies or affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corp., the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

                                      18